TRANSAMERICA MONEY MARKET

Summary Prospectus

March 1, 2010

Class	CLASS P
& Ticker	TAPXX

This summary prospectus is designed to provide shareholders with key fund information in a clear and concise format. Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s statement of additional information and most recent reports to shareholders, online at http://www.transamericafunds.com/prospectus. You can also get this information at no cost by calling 866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com, or from your financial professional. The fund’s prospectus and statement of information, dated March 1, 2010, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated October 31, 2009, are incorporated by reference into this summary prospectus.

Investment Objective: Seeks maximum current income from money market securities consistent with liquidity and preservation of principal.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. There are no sales charges (load) or other transaction fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[b]
Class P Shares*
Management fees	0.40%
Distribution and service (12b-1) fees	0.00%
Other expenses	0.24%
Total annual fund operating expenses	0.64%
Expense reduction[a]	0.16%
Total annual fund operating expenses after expense reduction	0.48%

[a]

Contractual arrangements have been made with the fund’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2011, to waive fees and/or reimburse fund expenses to the extent that the fund’s total operating expenses exceed 0.48%, excluding extraordinary expenses. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized fund operating expenses are less than the cap, excluding extraordinary expenses. The expense cap may be terminated by the fund’s Board of Trustees at any time.

[b]	Annual fund operating expenses are based on estimates for the current fiscal year.

*

Closed to new investors except for investors that purchase through certain fund supermarket platforms, certain fee-based programs, retirement plan intermediaries and registered investment advisers that maintain a sales agreement with the fund’s distributor. Investors who receive Class P shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class P shares, but may not open new accounts.

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
P	$49	$189	$341	$783

Principal Investment Strategies: The fund's sub-adviser, Transamerica Investment Management, LLC (“TIM”), invests the fund's assets in the following high quality, short-term U.S. dollar-denominated money market instruments:

•	short-term corporate obligations, including commercial paper, notes and bonds
•	obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities
•	obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks
•	repurchase agreements involving any of the securities mentioned above

Bank obligations purchased for the fund are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the fund are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the fund must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement.

These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the fund are determined by the fund manager to present minimal credit risks.

As a money market fund, the fund tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, diversification and maturity of its investments. If, after purchase, the credit rating on a security held by the fund is downgraded or the credit quality deteriorates, or if the maturity on a security is extended, the fund's sub-adviser or Board of Trustees (where required by applicable regulations) will decide whether the security should be held or sold.

Principal Risks: An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, the fund could underperform other short-term debt instruments or money market funds, or you could lose money. The fund is subject to the following principal investment risks (in alphabetical order).

•

Bank Obligations – To the extent the fund invests in U.S. bank obligations, the fund will be more susceptible to adverse events affecting the U.S. banking industry. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks’ profitability.

•

Credit – An issuer or obligor of a security held by the fund or a counterparty to a financial contract with the fund may default or its credit may be downgraded, or the value of assets underlying a security may decline. Subordinated securities will be disproportionately affected by a default or downgrade.

•

Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

•

Increase in Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

•

Interest Rate – The interest rates on short-term obligations held in the fund will vary, rising or falling with short-term interest rates generally. The fund's yield will tend to lag behind general changes in interest rates. The ability of the fund's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

•

Market – The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The fund may experience a substantial or complete loss on any individual security.

•

Redemption – The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund.

•

Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the fund could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the fund's ability to dispose of the underlying securities may be restricted.

•

Yield Fluctuation – The amount of income you receive from the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund's expenses could absorb all or a significant portion of the fund's income.

Performance: The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund’s performance and average annual total returns have varied from year to year. The table shows average annual total returns for Class A shares of the fund. Performance reflects any fee waivers or expense reimbursements in effect during the relevant periods. Absent limitation of the fund’s expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

The past performance information shown below is for Class A shares which would have substantially similar annual returns as Class P shares because both share classes are invested in the same portfolio of securities. Class A shares are not offered in this prospectus. The returns for Class A shares will vary from Class P shares to the extent that the classes do not have the same expenses, and because Class P shares are not subject to sales charges. Performance information for Class P shares will be included after Class P shares have been in operation for one calendar year.

Annual Total Returns (calendar years ended December 31)

7-DAY YIELD1

(as of October 31, 2009)

Class A = 0.01%

Class A Shares	Quarter Ended	Return
Best Quarter:	09/30/2006	1.15%
Worst Quarter:	06/30/2009	0.00%

Average Annual Total Returns (periods ended December 31, 2009)2

Return before taxes	1 Year	5 Years	10 Years or Inception[3]
Class A	0.03%	2.65%	1.89%

[1]	Call Customer Service (1-888-233-4339) for the current 7-day yield.

[2]

Actual returns may depend on the investor’s individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

[3]	Class A commenced operations on March 1, 2002.

Management:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	Transamerica Investment Management, LLC

Purchase and Sale of Fund Shares: Class P shares are closed to new investors except for investors that purchase through certain fund supermarket platforms, certain fee-based programs, retirement plan intermediaries and registered investment advisers that maintain a sales agreement with the fund’s distributor. Investors who received Class P shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class P shares, but may not open new accounts. You buy and redeem shares at the fund’s next determined net asset value (NAV) after receipt of your request in good order.

Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MSPAP0310MM	4